UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2017

Date of reporting period:	December 1, 2016 — May 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Intermediate-Term Municipal Income Fund

Semiannual report
5 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PIMEX

Putnam
Intermediate-Term
Municipal Income Fund

Semiannual report
5 | 31 | 17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives may be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. You can lose money by investing in the fund.

Message from the Trustees

July 10, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through the first half of 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Intermediate-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in investment-grade bonds and normally maintains an average dollar-weighted maturity between three and ten years. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Intermediate-Term Municipal Income Fund offers an active, research-intensive investment approach.

2 Intermediate-Term Municipal Income Fund

Source: Putnam, as of 5/31/17. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2016 (June 2017).

Intermediate-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 13.

4 Intermediate-Term Municipal Income Fund

Garrett holds an M.S. in Investment Management from Boston University and a B.S. in International Business Administration from Southern New Hampshire University. He joined Putnam in 2016 and has been in the investment industry since 2006.

In addition to Garrett, your fund is managed by Paul M. Drury, CFA. Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

Garrett, how was the market environment for intermediate-term municipal bonds during the six-month reporting period ended May 31, 2017?

Weaker supply/demand dynamics, higher interest rates, and President Trump’s pro-growth agenda weighed on municipal bond performance at the start of the period. In our view, municipal bonds appeared to be pricing in President Trump’s economic stimulus agenda, which many economists believe could lead to improved growth in the United States, higher deficits, and possibly an uptick in inflation, as well as improving global growth. We believe the uncertainty around U.S. income tax policy changes for individuals and corporations was an additional headwind for the asset class post-election.

Investor sentiment generally improved from January to May 2017, especially for higher-yielding municipal bonds. The pace of new issuance was generally light, and demand slightly outpaced supply — contributing to rising prices and a narrowing of credit spreads of lower investment-grade as well as high-yield municipal bonds. [Credit spreads reflect the difference in yield between higher- and

Intermediate-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Intermediate-Term Municipal Income Fund

lower-quality municipal bonds.] Viewed in a longer-term context, the tighter spreads seemed relatively fair to us, especially considering that defaults among municipal issuers remained low and isolated.

With an unemployment rate below 4.5%, consumer and business confidence rising, and the U.S. economic backdrop improving, the Federal Reserve announced on June 14, 2017, its second interest-rate hike of 2017 and fourth since December 2015. In its assessment of inflation, the Fed revised its expectations downward, adding that it believed inflation would “remain somewhat below 2% in the near term.” Additionally, the Fed announced it will begin the process this year of reducing its $4.5 billion balance sheet, which the central bank increased by buying bonds and other securities to buttress the financial system during the housing crisis.

How did the fund perform for the period?

For the six months ended May 31, 2017, the fund underperformed its benchmark index, the Bloomberg Barclays 7-Year Municipal Bond Index, and its Lipper peer group average. The portfolio’s shorter average maturity and our bias toward higher-quality securities contributed to this result.

What was your investment approach in this environment?

With interest rates increasing and credit spreads widening in the first days of the reporting period, continuing a trend that we had seen during the fall of 2016, municipal bond prices became more attractive to us due to selling pressure. This provided an opportunity to extend the average maturity of the fund and add lower-rated investment-grade and high-yielding municipal bonds to the portfolio.

The fund began the period with a relatively bulleted yield curve positioning within the intermediate-maturity universe. This meant that the fund held an underweight exposure to bonds at the short end of the yield curve [zero to three years] and to bonds ten years and longer. As municipal bonds with five- to ten-year maturities outperformed longer maturities throughout the period, we took the opportunity to extend the average maturity of the portfolio and move the curve positioning to a barbelled strategy. Because of these strategies, the fund’s average maturity was long relative to its Lipper peers.

In anticipation of higher short-term interest rates, we added floating-rate securities to the portfolio. These investments offer the potential for higher income in a rising-rate environment. In the process of implementing these strategies, we reduced the fund’s cash levels, becoming less defensive to reflect a more neutral overall positioning.

At period-end on May 31, 2017, the portfolio held more than 95% of its assets in investment-grade holdings with an emphasis on the lower subsectors of the investment-grade universe, namely securities rated A and BBB. This credit exposure benefited fund performance during the period, as credit spreads tightened and higher-risk, lower-quality municipal bonds rallied. On the other hand, the fund’s slightly short duration detracted from performance results. By period-end, duration, or interest-rate sensitivity, was in a more neutral range.

Given the increased investment opportunities that we saw during the reporting period, the portfolio experienced higher turnover. The elevated turnover was a by-product of duration, yield curve, credit, state, and sector repositioning against a backdrop of improving economic growth and the Fed’s tighter monetary policy, as well as investor-related cash flow changes within the fund.

Intermediate-Term Municipal Income Fund 7

Throughout the period, the fund remained weighted more toward essential service revenue bonds than toward general obligation bonds, which typically rely on the taxing power of state and local governments. Relative to its Lipper peer group, the portfolio’s subsector overweights included continuing-care retirement communities and utilities.

What is your current assessment of the potential for tax reform, and how might you steer the fund given that possibility?

This past April, the Trump administration presented its tax plan. More details are needed to fully assess the impact of the proposal, and the final plan may be considerably different from the initial tax plan now winding through Congress. However, the proposed plan reduces the overall number of individual tax brackets to three, eliminates targeted tax breaks and special interest, and repeals the alternative minimum tax, among other things. The good news for tax-sensitive investors, in our view, is that the tax-exempt status of municipal bonds wasn’t addressed in the recently announced tax outline. Treasury Secretary Mnuchin recently stated, “Our preference is strongly to keep the interest deductibility of state and local bonds.” (May 25, 2017). Furthermore, we do not believe the currently proposed lowering of the highest personal income tax bracket from 39.6% to 35% will materially affect demand for municipal bonds.

The new administration has stated that tax reform remains a major policy goal. However, we have not seen major tax reform in over 30 years, and we believe it will continue to be difficult to achieve any such reform today given the competing demands on the current administration. As such, we believe it is too early to boldly position the fund in anticipation of potential tax reform. That said, we continue to closely monitor tax policy developments in Washington to see what form the final tax plan may take, and how it may shape the outlook for municipal bonds.

What are your thoughts about Fed policy for the balance of 2017?

We anticipate a continuation of slow, steady improvement in U.S. and global economic growth in the year ahead. The global growth environment continues to be positive, in our view, and we are encouraged by the breadth of the growth.

The market also appears to be focused on how much fiscal stimulus might come from the new administration, and how those initiatives will affect the pulse of the U.S. economy. Should additional stimulus augment U.S. growth, we believe the Fed might be inclined to tighten a little faster, or, conversely, tighten more slowly if fiscal policy proves less stimulative.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Intermediate-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/17

		Annual		Annual
	Life of fund	average	3 years	average	1 year	6 months

Class A (3/18/13)
Before sales charge	7.89%	1.82%	5.84%	1.91%	0.68%	4.06%

After sales charge	3.58	0.84	1.60	0.53	–3.35	–0.11

Class B (3/18/13)
Before CDSC	5.34	1.25	4.05	1.33	0.17	3.75

After CDSC	3.34	0.78	1.05	0.35	–4.79	–1.25

Class C (3/18/13)
Before CDSC	4.69	1.10	3.59	1.18	0.03	3.78

After CDSC	4.69	1.10	3.59	1.18	–0.97	2.78

Class M (3/18/13)
Before sales charge	6.88	1.60	5.15	1.69	0.52	3.93

After sales charge	3.41	0.80	1.73	0.57	–2.74	0.55

Class Y (3/18/13)
Net asset value	9.02	2.08	6.64	2.16	0.93	4.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Intermediate-Term Municipal Income Fund 9

Comparative index returns For periods ended 5/31/17

		Annual		Annual
	Life of fund	average	3 years	average	1 year	6 months

Bloomberg
Barclays 7-Year
Municipal Bond	12.52%	2.85%	9.20%	2.98%	1.78%	5.20%
Index

Lipper
Intermediate
Municipal Debt	9.54	2.18	7.27	2.36	0.98	4.21
Funds category
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 5/31/17, there were 213, 210, 196, and 182 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/17

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income[1]	$0.081679		$0.051694	$0.044532	$0.069297		$0.094331

Capital gains[2]	—		—	—	—		—

Total	$0.081679		$0.051694	$0.044532	$0.069297		$0.094331

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/16	$9.94	$10.35	$9.95	$9.94	$9.95	$10.28	$9.94

5/31/17	10.26	10.69	10.27	10.27	10.27	10.61	10.26

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[3]	1.70%	1.63%	1.10%	1.00%	1.45%	1.41%	1.95%

Taxable equivalent[4]	3.00	2.88	1.94	1.77	2.56	2.49	3.45

Current 30-day SEC yield
(with expense limitation)[5,6]	N/A	1.30	0.76	0.62	N/A	1.08	1.60

Taxable equivalent[4]	N/A	2.30	1.34	1.10	N/A	1.91	2.83

Current 30-day SEC yield
(without expense limitation)[6]	N/A	–0.39	–0.97	–1.11	N/A	–0.59	–0.10

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal and state combined tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Intermediate-Term Municipal Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

		Annual		Annual
	Life of fund	average	3 years	average	1 year	6 months

Class A (3/18/13)
Before sales charge	7.85%	1.78%	5.78%	1.89%	–0.62%	3.49%

After sales charge	3.54	0.81	1.55	0.51	–4.60	–0.65

Class B (3/18/13)
Before CDSC	5.14	1.18	3.89	1.28	–1.22	3.18

After CDSC	3.14	0.72	0.89	0.30	–6.11	–1.82

Class C (3/18/13)
Before CDSC	4.48	1.03	3.43	1.13	–1.36	3.11

After CDSC	4.48	1.03	3.43	1.13	–2.34	2.11

Class M (3/18/13)
Before sales charge	6.72	1.53	4.99	1.64	–0.87	3.36

After sales charge	3.25	0.75	1.58	0.52	–4.09	3.62

Class Y (3/18/13)
Net asset value	9.00	2.03	6.58	2.15	–0.37	3.62

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year
ended 11/30/16*	0.85%	1.45%	1.60%	1.10%	0.60%

Total annual operating expenses for the fiscal
year ended 11/30/16	1.47%	2.07%	2.22%	1.72%	1.22%

Annualized expense ratio for the six-month
period ended 5/31/17	0.85%	1.45%	1.60%	1.10%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 3/30/18.

Intermediate-Term Municipal Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/16 to 5/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.32	$7.37	$8.13	$5.59	$3.05

Ending value (after expenses)	$1,040.60	$1,037.50	$1,037.80	$1,039.30	$1,041.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/17, use the following calculation method. To find the value of your investment on 12/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.28	$7.29	$8.05	$5.54	$3.02

Ending value (after expenses)	$1,020.69	$1,017.70	$1,016.95	$1,019.45	$1,021.94

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Intermediate-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays 7-Year Municipal Bond Index measures the performance of investment-grade issues with remaining maturities of seven to eight years.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness,

Intermediate-Term Municipal Income Fund 13

and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2017, Putnam employees had approximately $497,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Intermediate-Term Municipal Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Intermediate-Term Municipal Income Fund 15

The fund’s portfolio 5/31/17 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is the current
AGM Assured Guaranty Municipal Corporation	interest rate or yield at the close of the reporting period
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
BAM Build America Mutual	MTN Medium Term Notes
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed

MUNICIPAL BONDS AND NOTES (95.5%)*	Rating**	Principal amount	Value

Arizona (2.1%)

AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.), Ser. A, 4.00%, 7/1/21	BB	$50,000	$51,074

Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5.25%, 5/15/21	A	75,000	85,146

Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds
(Royal Oaks Life Care Cmnty.), 4.00%, 5/15/24	A/F	100,000	110,717

			246,937

California (16.6%)

ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 5.00%, 7/1/22	BBB+/F	50,000	56,479

Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A
5.00%, 10/1/24	A3	25,000	29,661

5.00%, 10/1/21	A3	25,000	28,773

CA State G.O. Bonds, 5.00%, 8/1/36	Aa3	100,000	118,187

CA State Edl. Fac. Auth. Rev. Bonds
(Loyola-Marymount U.), Ser. A, 4.00%, 10/1/20	A2	60,000	63,523

CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(Children’s Hosp. Los Angeles), Ser. A,
5.00%, 8/15/33 ##	BBB+	100,000	115,733

CA State Pub. Wks. Board Rev. Bonds (Richard J.
Donovan (RJD) Dept. of Corrections and Rehab.),
Ser. E, 4.00%, 10/1/28	A1	240,000	271,898

CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (4/1/20) (Southern CA Edison Co.),
1.90%, 4/1/28	Aa3	100,000	101,712

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Kaiser Permanente), Ser. A, 5.00%, 4/1/42	Aa3	150,000	166,643

Foothill-De Anza, Cmnty. College Dist. COP,
5.00%, 4/1/33	AA+	100,000	116,921

Inglewood, Redev. Agcy. Successor Tax Allocation
Bonds (Merged Redev.), Ser. A, BAM, 5.00%, 5/1/31	AA	100,000	118,344

Los Angeles Cnty., Redev. Auth. Tax Alloc. Bonds
(Various Redev. Areas), Ser. D, AGM, 5.00%, 9/1/28	AA	100,000	115,731

Los Angeles, Dept. of Arpt. Rev. Bonds, Ser. A,
5.00%, 5/15/25	AA	100,000	121,934

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds (Election of 2012), 5.50%, 8/1/23	Aa3	75,000	90,731

Palm Desert, Redev. Agcy. Successor Tax Allocation
Bonds, Ser. A, BAM, 5.00%, 10/1/26	AA	100,000	122,254

16 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (95.5%)* cont.	Rating**	Principal amount	Value

California cont.

Turlock, Irrigation Dist. Rev. Bonds, 5.00%, 1/1/23	A+	$40,000	$45,374

Western CA, Muni. Wtr. Dist. Fac. Auth. FRN
Mandatory Put Bonds (10/1/20), Ser. A,
1.50%, 10/1/39	AA+	300,000	302,433

			1,986,331

Colorado (3.9%)

CO State Hlth. Fac. Auth. Rev. Bonds (Evangelical
Lutheran Good Samaritan Society Oblig. Group
(The)), 5.00%, 12/1/22	BBB+	75,000	84,192

Denver City & Cnty., Arpt. Rev. Bonds, Ser. A

5.50%, 11/15/19	A1	70,000	77,265

5.00%, 11/15/20	A1	30,000	33,662

E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21) (Sr. Libor Index), Ser. B, 1.736%, 9/1/39	A3	100,000	100,929

Park Creek, Metro. Dist. Tax Allocation Bond (Sr. Ltd.
Property Tax Supported), Ser. A, 5.00%, 12/1/25	BBB/F	50,000	57,123

U. of CO Hosp. Auth. Mandatory Put Bonds (3/1/22)
(UCHA Oblig. Group.), Ser. C-2, 5.00%, 11/15/38	Aa3	100,000	114,542

			467,713

Connecticut (0.8%)

CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds (Church Home of Hartford, Inc.), Ser. B2,
2.875%, 9/1/20	BB/F	100,000	100,049

			100,049

Florida (4.5%)

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. A,
5.00%, 10/1/25	A1	100,000	120,762

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp., Inc.), 5.00%, 8/15/18	A3	100,000	104,601

FL State Board of Ed. Lottery Rev. Bonds, Ser. B,
5.00%, 7/1/22	AAA	200,000	210,598

Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.20%, 12/15/25	Baa2	100,000	102,863

			538,824

Georgia (3.9%)

Atlanta, Tax Allocation Bonds (Beltline), Ser. A,
5.00%, 1/1/20	A2	200,000	218,601

Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (8/22/19) (GA Pwr. Co. (Plant Vogtle)),
1.85%, 12/1/49	A3	150,000	150,098

Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds (Riverside Military Academy), 5.00%, 3/1/27	BBB–/F	35,000	37,963

Main St. Natural Gas, Inc. Rev. Bonds, Ser. B,
5.00%, 3/15/21	Baa1	50,000	55,469

			462,131

Illinois (10.6%)

Chicago, G.O. Bonds, Ser. A, 4.00%, 1/1/24	BBB+	75,000	72,182

Chicago, Board of Ed. G.O. Bonds (School Reform),
Ser. A, NATL, zero %, 12/1/21	AA–	100,000	86,910

Intermediate-Term Municipal Income Fund 17

MUNICIPAL BONDS AND NOTES (95.5%)* cont.	Rating**	Principal amount	Value

Illinois cont.

Chicago, O’Hare Intl. Arpt. Rev. Bonds

Ser. C, 5.25%, 1/1/27	A2	$100,000	$114,219

Ser. C, 5.00%, 1/1/23	A	100,000	116,719

Ser. A, 5.00%, 1/1/22	A2	75,000	86,021

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. C, 5.00%, 1/1/26	A	50,000	56,152

Chicago, Wtr. Reclamation Dist. G.O. Bonds

Ser. A, 5.00%, 12/1/21	AA+	25,000	28,621

Ser. B, 5.00%, 12/1/21	AA+	75,000	85,863

Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/30	A	100,000	112,442

IL State G.O. Bonds

5.00%, 2/1/26	Baa2	100,000	105,973

5.00%, 7/1/23	Baa2	50,000	53,225

Ser. A, 5.00%, 4/1/21	Baa2	100,000	105,832

IL State Fin. Auth. Rev. Bonds

(Presbyterian Homes Oblig. Group), Ser. A,
5.00%, 11/1/31	A–/F	100,000	113,474

(Riverside Hlth. Syst.), 5.00%, 11/15/22	A+	45,000	52,360

Railsplitter, Tobacco Settlement Auth. Rev. Bonds

5.25%, 6/1/21	A	20,000	22,935

5.25%, 6/1/20	A	50,000	55,772

			1,268,700

Indiana (1.0%)

Whiting, Env. Fac. Mandatory Put Bonds (11/1/22)
(BP Products North America, Inc.), 5.00%, 11/1/45	A2	100,000	114,469

			114,469

Kentucky (0.3%)

KY State Econ. Dev. Fin. Auth. Rev. Bonds
(Owensboro Hlth.), Ser. A, 5.00%, 6/1/20	Baa3	30,000	32,571

			32,571

Maryland (0.8%)

MD Econ. Dev. Corp. Rev. Bonds (Towson U.
Sr. Student Hsg.), 4.00%, 7/1/20	BBB	85,000	90,959

			90,959

Massachusetts (0.6%)

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Partners Hlth. Care Syst.), 4.00%, 7/1/19	Aa3	15,000	15,914

MA State Tpk. Auth. Rev. Bonds, Ser. A, FGIC, 5.125%,
1/1/23 (Escrowed to maturity)	Aaa	50,000	58,279

			74,193

Michigan (5.9%)

Great Lakes, Wtr. Auth. Swr. Rev. Bonds (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	60,000	67,141

Kentwood, Pub. School G.O. Bonds (School Bldg. &
Site), 5.00%, 5/1/24	AA–	100,000	120,546

MI State Rev. Bonds (GANs Program), 5.00%, 3/15/26	AA	100,000	121,791

MI State Fin. Auth. Rev. Bonds

(Local Govt. Loan Program-Pub. Ltg. Auth.), Ser. B,
5.00%, 7/1/29	A–	100,000	112,251

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/26	Baa1	50,000	57,275

18 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (95.5%)* cont.	Rating**	Principal amount	Value

Michigan cont.

MI State Hosp. Fin. Auth. Mandatory Put Bonds
(4/1/20) (Ascension Hlth.), 1.95%, 11/15/47	AA+	$75,000	$76,304

Rochester, Cmnty. School Dist. G.O. Bonds, Ser. I,
5.00%, 5/1/25	AA–	100,000	121,021

Wayne Cnty., Arpt. Auth. Rev. Bonds (Detroit Metro.
Arpt.), Ser. C, 5.00%, 12/1/17	A2	35,000	35,657

			711,986

Minnesota (0.4%)

Deephaven, Charter School Lease Rev. Bonds
(Eagle Ridge Academy), Ser. A, 4.40%, 7/1/25	BB+	50,000	53,942

			53,942

Missouri (0.9%)

Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5.00%, 6/1/19	A+	100,000	107,200

			107,200

Nevada (2.1%)

Clark Cnty., School Dist. G.O. Bonds, Ser. F, MTN,
5.00%, 6/15/22	AA–	200,000	231,100

Las Vegas, Special Assmt. Bonds (Dist. No. 607
Local Impt.), 5.00%, 6/1/24	BBB–/P	20,000	21,704

			252,804

New Jersey (6.4%)

NJ State G.O. Bonds, Ser. Q, 5.00%, 8/15/21	A3	65,000	72,090

NJ State Econ. Dev. Auth. Rev. Bonds

(School Fac. Construction), Ser. K, AMBAC,
5.50%, 12/15/19	Baa1	145,000	156,107

Ser. B, 5.00%, 11/1/26	Baa1	100,000	107,690

NJ State Edl. Fac. Auth. Rev. Bonds (Montclair
State U.), Ser. B, 5.00%, 7/1/34	A1	100,000	114,923

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds

(U. Hosp.), Ser. A, AGM, 5.00%, 7/1/25	AA	100,000	118,733

5.00%, 9/15/23	Baa1	75,000	82,799

(Holy Name Med. Ctr.), 4.50%, 7/1/20	Baa2	25,000	27,001

(Holy Name Med. Ctr.), 4.25%, 7/1/18	Baa2	60,000	61,735

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, 5.00%, 6/15/20	Baa1	25,000	26,744

			767,822

New Mexico (0.8%)

Farmington, Poll. Control Mandatory Put Bonds
(10/1/21) (Public Svcs. Co. of NM), 1.875%, 4/1/33	BBB+	100,000	99,896

			99,896

New York (8.8%)

Metro. Trans. Auth. Rev. Bonds, Ser. B,
5.00%, 11/15/38	AA–	200,000	226,276

Metro. Trans. Auth. Dedicated Tax Fund FRN
Mandatory Put Bonds (6/1/22), Ser. A-2A,
1.23%, 11/1/26	AA	150,000	150,000

MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	100,000	107,344

Intermediate-Term Municipal Income Fund 19

MUNICIPAL BONDS AND NOTES (95.5%)* cont.	Rating**	Principal amount	Value

New York cont.

Niagara Area Dev. Corp. Rev. Bonds (Niagra U.),
Ser. A, 5.00%, 5/1/18	BBB+	$100,000	$102,796

NY City, Transitional Fin. Auth. Rev. Bonds
(Future Tax), Ser. A-1, 5.00%, 8/1/37	AAA	200,000	233,464

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Fordham U.), 5.00%, 7/1/17	A2	30,000	30,091

NY State Hsg. Fin. Agcy. Rev. Bonds (Affordable Hsg.),
Ser. AA, 3.80%, 5/1/20	Aa2	50,000	53,634

Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A,
5.00%, 6/1/17	AA	25,000	25,000

TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/26	A	100,000	118,863

			1,047,468

Ohio (3.2%)

Hamilton Cnty., Hlth. Care Rev. Bonds (Life Enriching
Cmntys.), 4.00%, 1/1/21	BBB	50,000	53,111

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.,
Inc.), Ser. C, 5.00%, 8/15/18	A3	50,000	52,319

Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds
(Kendal at Oberlin), 5.00%, 11/15/23	A–	50,000	57,880

OH State Hosp. Rev. Bonds (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/31	A2	100,000	114,912

Warren Cnty., Hlth. Care Fac. Rev. Bonds
(Otterbein Homes), Ser. A, 5.00%, 7/1/40	A	100,000	110,670

			388,892

Pennsylvania (8.2%)

Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds (U. Student Housing, LLC), 3.00%, 8/1/19	Baa3	100,000	100,143

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	100,000	110,867

East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/30	Baa3	40,000	43,759

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5.10%, 7/1/20	A+	25,000	26,909

Northampton Cnty., Hosp. Auth. Rev. Bonds, Ser. A,
5.00%, 8/15/20	A3	25,000	27,661

PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 115A,
3.35%, 10/1/23	AA+	100,000	104,845

PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area Cmnty. College
Foundation), Ser. A, BAM, 5.00%, 6/15/28	AA	50,000	57,451

PA State U. Rev. Bonds, Ser. A, 5.00%, 9/1/36	Aa1	135,000	159,386

Philadelphia, Auth for Indl. Dev. City Agreement Rev.
Bonds (Cultural & Coml. Corridors Program), Ser. A,
5.00%, 12/1/23	A+	100,000	116,058

Philadelphia, Gas Wks. Rev. Bonds

(98 Gen. Ordinance), Ser. 14, 5.00%, 10/1/22	A	100,000	115,482

Ser. 9, AGM, 5.00%, 8/1/22	AA	55,000	60,875

West Shore Area Auth. Rev. Bonds (Messiah Village
Lifeways Oblig. Group), Ser. A, 5.00%, 7/1/25	BBB–/F	50,000	57,121

			980,557

20 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (95.5%)* cont.	Rating**	Principal amount	Value

Texas (9.2%)

Arlington, Higher Ed. Fin. Corp. Rev. Bonds

(Life School of Dallas), Ser. A, PSFG, 5.00%, 8/15/26	AAA	$100,000	$119,120

(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/31	AAA	165,000	181,092

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory
Put Bonds (5/1/28) (Dow Chemical), 5.90%, 5/1/38	BBB	75,000	77,555

Cypress- Fairbanks, Mandatory Put Bonds
(8/15/19) (Indpt. School Bldg. Dist.), Ser. B-3, PSFG,
4.00%, 2/15/40	Aaa	100,000	105,576

Dallas, Mandatory Put Bonds (2/15/21) (Indpt.
School Dist.), Ser. B-5, PSFG, 5.00%, 2/15/36	Aaa	150,000	169,374

Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. A,
5.00%, 11/1/43	A1	200,000	219,308

Houston, Arpt. Syst. Rev. Bonds, Ser. C,
5.00%, 7/15/20	BB–	100,000	105,014

SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	100,000	119,159

			1,096,198

Vermont (1.3%)

VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr. (UVM)), Ser. A, 5.00%, 12/1/25	A3	125,000	151,106

			151,106

Washington (3.2%)

WA State COP, Ser. A, 5.00%, 7/1/33	Aa2	200,000	237,608

WA State Hlth. Care Fac. Auth. Rev. Bonds
(Swedish Hlth. Svcs.), Ser. A, 4.00%, 11/15/18
(Escrowed to maturity)	AAA/F	40,000	41,775

WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22) (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 1.786%, 1/1/42	A	100,000	100,336

			379,719

TOTAL INVESTMENTS

Total investments (cost $11,229,034)			$11,420,467

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2016 through May 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $11,953,641.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

Intermediate-Term Municipal Income Fund 21

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	19.4%

Transportation	12.7

Local debt	11.3

State debt	11.2

Utilities	10.6

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$11,420,467	$—

Totals by level	$—	$11,420,467	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

22 Intermediate-Term Municipal Income Fund

Statement of assets and liabilities 5/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $11,229,034)	$11,420,467

Cash	584,118

Interest and other receivables	122,931

Receivable for shares of the fund sold	64,979

Receivable from Manager (Note 2)	38,644

Prepaid assets	49,064

Total assets	12,280,203

LIABILITIES

Payable for investments purchased	150,000

Payable for purchases of delayed delivery securities (Note 1)	111,850

Payable for shares of the fund repurchased	4,728

Payable for custodian fees (Note 2)	3,467

Payable for investor servicing fees (Note 2)	2,690

Payable for Trustee compensation and expenses (Note 2)	1,096

Payable for administrative services (Note 2)	57

Payable for distribution fees (Note 2)	4,927

Payable for auditing and tax fees	34,248

Distributions payable to shareholders	6,562

Other accrued expenses	6,937

Total liabilities	326,562

Net assets	$11,953,641

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,778,272

Undistributed net investment income (Note 1)	874

Accumulated net realized loss on investments (Note 1)	(16,938)

Net unrealized appreciation of investments	191,433

Total — Representing net assets applicable to capital shares outstanding	$11,953,641

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,293,587 divided by 1,002,940 shares)	$10.26

Offering price per class A share (100/96.00 of $10.26)*	$10.69

Net asset value and offering price per class B share ($61,728 divided by 6,012 shares)**	$10.27

Net asset value and offering price per class C share ($503,179 divided by 49,014 shares)**	$10.27

Net asset value and redemption price per class M share ($23,637 divided by 2,302 shares)	$10.27

Offering price per class M share (100/96.75 of $10.27)†	$10.61

Net asset value, offering price and redemption price per class Y share
($1,071,510 divided by 104,407 shares)	$10.26

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 23

Statement of operations Six months ended 5/31/17 (Unaudited)

INVESTMENT INCOME

Interest income	$175,375

Total investment income	175,375

EXPENSES

Compensation of Manager (Note 2)	31,423

Investor servicing fees (Note 2)	5,574

Custodian fees (Note 2)	4,225

Trustee compensation and expenses (Note 2)	483

Distribution fees (Note 2)	18,890

Administrative services (Note 2)	289

Reports to shareholders	7,813

Auditing and tax fees	30,667

Blue sky expense	35,746

Other	1,775

Fees waived and reimbursed by Manager (Note 2)	(74,768)

Total expenses	62,117

Expense reduction (Note 2)	(2,059)

Net expenses	60,058

Net investment income	115,317

Net realized gain on investments (Notes 1 and 3)	18,496

Net unrealized appreciation of investments during the period	421,333

Net gain on investments	439,829

Net increase in net assets resulting from operations	$555,146

The accompanying notes are an integral part of these financial statements.

24 Intermediate-Term Municipal Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/17*	Year ended 11/30/16

Operations

Net investment income	$115,317	$221,381

Net realized gain (loss) on investments	18,496	(29,319)

Net unrealized appreciation (depreciation) of investments	421,333	(495,767)

Net increase (decrease) in net assets resulting
from operations	555,146	(303,705)

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(636)

Class B	—	(2)

Class C	—	(18)

Class M	—	(1)

Class Y	—	(28)

From tax-exempt net investment income
Class A	(102,559)	(211,759)

Class B	(304)	(302)

Class C	(2,267)	(2,189)

Class M	(159)	(316)

Class Y	(9,056)	(6,176)

Increase (decrease) from capital share transactions (Note 4)	(8,211,098)	5,516,492

Total increase (decrease) in net assets	(7,770,297)	4,991,360

NET ASSETS

Beginning of period	19,723,938	14,732,578

End of period (including undistributed net investment
income of $874 and distributions in excess of net
investment income of $98, respectively)	$11,953,641	$19,723,938

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b,c]	net assets (%)[c]	turnover (%)

Class A

May 31, 2017**	$9.94	.08	.32	.40	(.08)	(.08)	$10.26	4.06*	$10,294	.42*	.80*	57*

November 30, 2016	10.19	.12	(.25)	(.13)	(.12)	(.12)	9.94	(1.28)	18,306.85		1.19	16

November 30, 2015	10.16	.12	.03	.15	(.12)	(.12)	10.19	1.50	14,206.85		1.19	1

November 30, 2014	9.81	.12	.35	.47	(.12)	(.12)	10.16	4.78	11,626.85		1.17	20

November 30, 2013†	10.00	.07	(.19)	(.12)	(.07)	(.07)	9.81	(1.24)*	11,310	.59*d	.68*d	— *e

Class B

May 31, 2017**	$9.95	.05	.32	.37	(.05)	(.05)	$10.27	3.75*	$62	.72*	.52*	57*

November 30, 2016	10.19	.06	(.24)	(.18)	(.06)	(.06)	9.95	(1.78)	50	1.45	.58	16

November 30, 2015	10.16	.06	.03	.09	(.06)	(.06)	10.19	.89	40	1.45	.58	1

November 30, 2014	9.81	.06	.35	.41	(.06)	(.06)	10.16	4.16	50	1.45	.57	20

November 30, 2013†	10.00	.03	(.19)	(.16)	(.03)	(.03)	9.81	(1.63)*	38	.99*d	.28*d	— *e

Class C

May 31, 2017**	$9.94	.04	.33	.37	(.04)	(.04)	$10.27	3.78*	$503	.80*	.44*	57*

November 30, 2016	10.19	.05	(.25)	(.20)	(.05)	(.05)	9.94	(2.02)	529	1.60	.44	16

November 30, 2015	10.16	.04	.03	.07	(.04)	(.04)	10.19	.74	385	1.60	.43	1

November 30, 2014	9.80	.04	.36	.40	(.04)	(.04)	10.16	4.11	63	1.60	.41	20

November 30, 2013†	10.00	.02	(.20)	(.18)	(.02)	(.02)	9.80	(1.82)*	10	1.08*d	.18*d	— *e

Class M

May 31, 2017**	$9.95	.07	.32	.39	(.07)	(.07)	$10.27	3.93*	$24	.55*	.69*	57*

November 30, 2016	10.19	.10	(.24)	(.14)	(.10)	(.10)	9.95	(1.43)	23	1.10	.93	16

November 30, 2015	10.16	.10	.03	.13	(.10)	(.10)	10.19	1.25	31	1.10	.92	1

November 30, 2014	9.80	.09	.36	.45	(.09)	(.09)	10.16	4.63	10	1.10	.91	20

November 30, 2013†	10.00	.05	(.20)	(.15)	(.05)	(.05)	9.80	(1.50)*	10	.76*d	.50*d	—*e

Class Y

May 31, 2017**	$9.94	.10	.31	.41	(.09)	(.09)	$10.26	4.19*	$1,072	.30*	.94*	57*

November 30, 2016	10.19	.15	(.25)	(.10)	(.15)	(.15)	9.94	(1.04)	817.60		1.49	16

November 30, 2015	10.16	.15	.03	.18	(.15)	(.15)	10.19	1.75	71.60		1.42	1

November 30, 2014	9.81	.14	.35	.49	(.14)	(.14)	10.16	5.04	61.60		1.41	20

November 30, 2013†	10.00	.08	(.19)	(.11)	(.08)	(.08)	9.81	(1.07)*	68	.42*d	.90*d	—*e

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Intermediate-Term Municipal Income Fund	Intermediate-Term Municipal Income Fund 27

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 30, 2017	0.52%

November 30, 2016	0.62

November 30, 2015	0.88

November 30, 2014	1.18

November 30, 2013	1.19

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

11/30/13

Class A	0.01%

Class B	0.04

Class C	0.05

Class M	0.02

Class Y	0.01

e Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Intermediate-Term Municipal Income Fund

Notes to financial statements 5/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2016 through May 31, 2017.

Putnam Intermediate-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). The fund normally maintains an average dollar-weighted maturity between three and ten years. The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Intermediate-Term Municipal Income Fund 29

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

30 Intermediate-Term Municipal Income Fund

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$35,434	$—	$35,434

The aggregate identified cost on a tax basis is $11,229,034, resulting in gross unrealized appreciation and depreciation of $244,772 and $53,339, respectively, or net unrealized appreciation of $191,433.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.218% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2019, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $8,219 as a result of this limit.

Intermediate-Term Municipal Income Fund 31

Putnam Management has contractually agreed, through March 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $66,549 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$4,958	Class M	9

Class B	23	Class Y	382

Class C	202	Total	$5,574

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,059 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

32 Intermediate-Term Municipal Income Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$16,023

Class B	1.00%	0.85%	247

Class C	1.00%	1.00%	2,563

Class M	1.00%	0.50%	57

Total			$18,890

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $525 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$7,738,200	$14,577,847

U.S. government securities (Long-term)	—	—

Total	$7,738,200	$14,577,847

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	181,741	$1,817,208	599,564	$6,154,211

Shares issued in connection with
reinvestment of distributions	5,693	57,445	9,292	95,935

	187,434	1,874,653	608,856	6,250,146

Shares repurchased	(1,025,524)	(10,276,970)	(162,312)	(1,676,467)

Net increase (decrease)	(838,090)	$(8,402,317)	446,544	$4,573,679

Intermediate-Term Municipal Income Fund 33

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	1,035	$10,399	3,229	$32,862

Shares issued in connection with
reinvestment of distributions	30	304	29	296

	1,065	10,703	3,258	33,158

Shares repurchased	(73)	(738)	(2,181)	(22,716)

Net increase	992	$9,965	1,077	$10,442

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	1,744	$17,469	31,435	$324,879

Shares issued in connection with
reinvestment of distributions	202	2,043	194	2,003

	1,946	19,512	31,629	326,882

Shares repurchased	(6,087)	(61,153)	(16,220)	(169,161)

Net increase (decrease)	(4,141)	$(41,641)	15,409	$157,721

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,245	$12,901

Shares issued in connection with
reinvestment of distributions	16	159	29	302

	16	159	1,274	13,203

Shares repurchased	—	—	(1,983)	(20,710)

Net increase (decrease)	16	$159	(709)	$(7,507)

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	33,975	$340,299	90,676	$940,165

Shares issued in connection with
reinvestment of distributions	735	7,430	551	5,685

	34,710	347,729	91,227	945,850

Shares repurchased	(12,439)	(124,993)	(16,084)	(163,693)

Net increase	22,271	$222,736	75,143	$782,157

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	401,727	40.1%	$4,121,719

Class B	1,024	17.0	10,516

Class M	1,039	45.1	10,671

34 Intermediate-Term Municipal Income Fund

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

Intermediate-Term Municipal Income Fund 35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36 Intermediate-Term Municipal Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
Marketing Services	Robert L. Reynolds	Principal Accounting Officer,
Putnam Retail Management	Manoj P. Singh	and Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Custodian	President	Assistant Treasurer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Legal Counsel	Principal Executive Officer,	BSA Compliance Officer
Ropes & Gray LLP	and Compliance Liaison
Nancy E. Florek
	Robert T. Burns	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Intermediate-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2017